SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 1, 1998

                           GEOTEK COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)

          Delaware                  0-17581                     22-2358635
(State of other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)              Identification No.)

102 Chestnut Ridge Road, Montvale, New Jersey                      07645
(Address of principal executive offices)                         (Zip Code)

         Registrant's telephone number, including area code 201-930-9305

                                       N/A
          (Former name or former address, if changed since last report)


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Item 5. Other Events

      On October 1, 1998, Geotek Communications, Inc. (the "Company") issued a press release announcing that on October 18, 1998 the Company will shut down its U.S. based digital wireless networks and cease to provide its wireless mobile logistics systems. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits.

            (99) Press Release dated October 1, 1998

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GEOTEK COMMUNICATIONS, INC.

Date:   October 2, 1998                 By: /s/ Robert Vecsler
                                            ---------------------------------
                                            Name:  Robert Vecsler
                                            Title: Secretary and General Counsel